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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): MARCH 1, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-13347              06-1582875
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(State or other jurisdiction of    (Commission File        (IRS Employer
         incorporation                  Number)          Identification No.)


537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT                    06830
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (203) 661-6942
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 1, 2001, Change Technology Partners, Inc. ("Change"), a Delaware corporation, and Iguana Studios I, Inc. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Change, entered into an agreement and plan of merger (the "Agreement") with Iguana Studios, Inc. ("Iguana"), a Delaware corporation, and some of its stockholders (the "Founder Stockholders"). Iguana is a multimedia and traditional media company that focuses on digital design and website development.

         Pursuant to the Agreement, Iguana merged into Merger Sub, with Merger Sub being the surviving corporation. Accordingly, Iguana became a wholly-owned subsidiary of Change. In the merger, the outstanding shares of common stock, par value $0.01, of Iguana were converted into the right to receive, in the aggregate, $3 million in cash and $5 million shares of common stock, par value $0.01, of Change. Additionally, all of the outstanding options and warrants to purchase common stock of Iguana were converted into the right to receive, in the aggregate, options to purchase shares of common stock of Change.

         On March 1, 2001, Change, Iguana, the Founder Stockholders and the other stockholders of Iguana (collectively, the "Iguana Stockholders"), entered into a stockholders agreement, pursuant to which the Iguana Stockholders agreed to grant a right of first refusal to Change and its stockholders other than the Iguana Stockholders. Additionally, the Founder Stockholders agreed, pursuant to a Lock-Up Agreement dated March 1, 2001 (the "Lock-Up Agreement"), not to transfer any shares of common stock of Change for the following 24 months. The remaining Iguana Stockholders agreed not to transfer any shares of common stock of Change, pursuant to the Lock-Up Agreement, for 12 months after the date thereof.

         Change intends to continue to operate Iguana the way it was operated before March 1, 2001, but intends to expand and integrate its business into a long term business strategy.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED*

         (b)      PRO FORMA FINANCIAL INFORMATION*

         (c)      EXHIBITS

                  EXHIBIT NUMBER        DESCRIPTION
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                    2.1                 Agreement and Plan of Merger among
                                        Change Technology Partners, Inc., Iguana
                                        Studios I, Inc. and Iguana Studios,
                                        Inc., dated March 1, 2001

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                  EXHIBIT NUMBER        DESCRIPTION
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                    10.1                Stockholders Agreement entered into by
                                        Change Technology Partners, Inc. and
                                        Stockholders of Iguana, dated March 1,
                                        2001

                    10.2 Lock-Up Agreement among Change Technology Partners, Inc., Iguana Studios I, Inc., Iguana Studios, Inc. and Stockholders of Iguana, dated March 1, 2001



                  *to be filed by amendment as soon as practicable

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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHANGE TECHNOLOGY PARTNERS, INC.



                                        By:  /s/  Kathleen Shepphird
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                                             Name:   Kathleen Shepphird
                                             Title:  Managing Director



Dated:  March 14, 2001